Exhibit 99.2

Reported Consolidated Results

ZILLOW GROUP, INC.
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	March 31, 2020	December 31, 2019
Assets
Current assets:
Cash and cash equivalents	$1,567,710	$1,141,263
Short-term investments	993,258	1,280,989
Accounts receivable, net	71,782	67,005
Mortgage loans held for sale	36,848	36,507
Inventory	533,989	836,627
Prepaid expenses and other current assets	57,635	58,117
Restricted cash	56,428	89,646
Total current assets	3,317,650	3,510,154
Contract cost assets	46,565	45,209
Property and equipment, net	188,032	170,489
Right of use assets	205,688	212,153
Goodwill	1,984,907	1,984,907
Intangible assets, net	112,274	190,567
Other assets	16,624	18,494
Total assets	$5,871,740	$6,131,973
Liabilities and shareholders’ equity
Current liabilities:
Accounts payable	$17,819	$8,343
Accrued expenses and other current liabilities	88,897	85,442
Accrued compensation and benefits	32,838	37,805
Borrowings under credit facilities	466,647	721,951
Deferred revenue	35,347	39,747
Lease liabilities, current portion	20,290	17,592
Convertible senior notes, current portion	9,637	9,637
Total current liabilities	671,475	920,517
Lease liabilities, net of current portion	216,122	220,445
Long-term debt	1,565,949	1,543,402
Deferred tax liabilities and other long-term liabilities	2,433	12,188
Total liabilities	2,455,979	2,696,552
Shareholders’ equity:
Class A common stock	6	6
Class B common stock	1	1
Class C capital stock	15	14
Additional paid-in capital	4,551,866	4,412,200
Accumulated other comprehensive income	4,286	340
Accumulated deficit	(1,140,413)	(977,140)
Total shareholders’ equity	3,415,761	3,435,421
Total liabilities and shareholders’ equity	$5,871,740	$6,131,973

ZILLOW GROUP, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended March 31,
	2020	2019
Revenue:
Homes	$769,873	$128,472
IMT	330,666	298,272
Mortgages	25,282	27,360
Total revenue	1,125,821	454,104
Cost of revenue (exclusive of amortization) (1)(2):
Homes	732,199	122,419
IMT	24,318	24,251
Mortgages	5,155	4,678
Total cost of revenue	761,672	151,348
Sales and marketing (2)	204,648	161,587
Technology and development (2)	134,918	107,770
General and administrative (2)	92,285	95,774
Impairment costs	76,800	—
Integration costs	—	352
Total costs and expenses	1,270,323	516,831
Loss from operations	(144,502)	(62,727)
Other income	9,593	9,168
Interest expense	(37,592)	(16,466)
Loss before income taxes	(172,501)	(70,025)
Income tax benefit	9,228	2,500
Net loss	$(163,273)	$(67,525)
Net loss per share — basic and diluted	$(0.78)	$(0.33)
Weighted-average shares outstanding — basic and diluted	210,674	204,514
_________________ (1) Amortization of website development costs and intangible assets included in technology and development	$17,184	$14,400
(2) Includes share-based compensation expense as follows:
Cost of revenue	$1,173	$881
Sales and marketing	6,993	5,650
Technology and development	18,917	15,508
General and administrative	16,712	44,085
Total	$43,795	$66,124
Other Financial Data:
Segment loss before income taxes:
Homes segment	$(97,958)	$(45,205)
IMT segment	(41,507)	(11,452)
Mortgages segment	(13,145)	(9,616)
Total segment loss before income taxes	$(152,610)	$(66,273)
Adjusted EBITDA (3):
Homes segment	$(74,995)	$(34,524)
IMT segment	85,717	61,047
Mortgages segment	(5,603)	(2,601)
Total Adjusted EBITDA	$5,119	$23,922
(3) Adjusted EBITDA is a non-GAAP financial measure; it is not calculated or presented in accordance with U.S. generally accepted accounting principles, or GAAP. See Exhibit 99.1 for more information regarding our presentation of Adjusted EBITDA and for a reconciliation of Adjusted EBITDA to net loss on a consolidated basis and loss before income taxes for each segment, the most directly comparable GAAP financial measures, for each of the periods presented.

ZILLOW GROUP, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended March 31,
	2020	2019
Operating activities
Net loss	$(163,273)	$(67,525)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	29,026	20,525
Share-based compensation expense	43,795	66,124
Amortization of right of use assets	6,465	4,440
Amortization of contract cost assets	8,415	8,746
Amortization of discount and issuance costs on convertible senior notes maturing in 2021, 2023, 2024 and 2026	22,547	8,840
Impairment costs	76,800	—
Deferred income taxes	(9,228)	(2,500)
Loss on disposal of property and equipment and other assets	1,952	1,704
Credit loss expense	558	128
Net loss on investment securities	434	—
Accretion of bond discount	(473)	(1,733)
Changes in operating assets and liabilities:
Accounts receivable	(5,335)	(4,650)
Mortgage loans held for sale	(341)	5,940
Inventory	302,593	(162,325)
Prepaid expenses and other assets	(2,916)	(8,537)
Lease liabilities	(1,625)	(7,010)
Contract cost assets	(9,771)	(9,103)
Accounts payable	7,673	(133)
Accrued expenses and other current liabilities	4,588	328
Accrued compensation and benefits	(4,967)	(1,088)
Deferred revenue	(4,400)	2,025
Other long-term liabilities	(527)	290
Net cash provided by (used in) operating activities	301,990	(145,514)
Investing activities
Proceeds from maturities of investments	296,272	302,187
Proceeds from sales of investments	53,997	—
Purchases of investments	(58,459)	(176,412)
Purchases of property and equipment	(32,966)	(14,202)
Purchases of intangible assets	(4,503)	(3,269)
Net cash provided by investing activities	254,341	108,304
Financing activities
Proceeds from borrowings on credit facilities	34,460	129,328
Repayments of borrowings on credit facilities	(294,150)	—
Net borrowings (repayments) on warehouse lines of credit and repurchase agreement	4,386	(5,025)
Proceeds from exercise of stock options	92,202	13,564
Value of equity awards withheld for tax liability	—	2
Net cash provided by (used in) financing activities	(163,102)	137,869
Net increase in cash, cash equivalents and restricted cash during period	393,229	100,659
Cash, cash equivalents and restricted cash at beginning of period	1,230,909	663,443
Cash, cash equivalents and restricted cash at end of period	$1,624,138	$764,102
Supplemental disclosures of cash flow information
Cash paid for interest	$17,038	$4,956
Noncash transactions:
Capitalized share-based compensation	$3,670	$2,690
Write-off of fully depreciated property and equipment	$4,143	$6,269
Write-off of fully amortized intangible assets	$—	$3,200
Property and equipment purchased on account	$9,445	$4,792

Non-GAAP Net Loss per Share
Our presentation of non-GAAP net loss per share excludes the impact of share-based compensation expense, impairment costs and income taxes. This measure is not a key metric used by our management and board of directors to measure operating performance or otherwise manage the business. However, we provide non-GAAP net loss per share as supplemental information to investors, as we believe the exclusion of share-based compensation expense, impairment costs and income taxes facilitates investors’ operating performance comparisons on a period-to-period basis. You should not consider non-GAAP net loss per share in isolation or as a substitute for analysis of our results as reported under GAAP.

The following table sets forth a reconciliation of non-GAAP net loss, adjusted, to net loss, as reported on a GAAP basis, and the calculation of non-GAAP net loss per share - basic and diluted, for each of the periods presented (in thousands, except per share data, unaudited):

	Three Months Ended March 31,
	2020	2019
Net loss, as reported	$(163,273)	$(67,525)
Share-based compensation expense	43,795	66,124
Impairment costs	76,800	—
Income tax benefit	(9,228)	(2,500)
Net loss, adjusted	$(51,906)	$(3,901)
Non-GAAP net loss per share — basic and diluted	$(0.25)	$(0.02)
Weighted-average shares outstanding — basic and diluted	210,674	204,514

Segment Results of Operations
The following table presents our segment results for the periods presented (in thousands, unaudited):

	Three Months Ended March 31, 2020			Three Months Ended March 31, 2019
	Homes	IMT	Mortgages	Homes	IMT	Mortgages
Revenue	$769,873	$330,666	$25,282	$128,472	$298,272	$27,360
Costs and expenses:
Cost of revenue	732,199	24,318	5,155	122,419	24,251	4,678
Sales and marketing	71,589	120,173	12,886	20,862	126,654	14,071
Technology and development	32,538	95,028	7,352	12,281	87,969	7,520
General and administrative	23,421	58,754	10,110	14,357	70,850	10,567
Impairment costs	—	73,900	2,900	—	—	—
Integration costs	—	—	—	—	—	352
Total costs and expenses	859,747	372,173	38,403	169,919	309,724	37,188
Loss from operations	(89,874)	(41,507)	(13,121)	(41,447)	(11,452)	(9,828)
Segment other income	—	—	202	—	—	313
Segment interest expense	(8,084)	—	(226)	(3,758)	—	(101)
Loss before income taxes (1)	$(97,958)	$(41,507)	$(13,145)	$(45,205)	$(11,452)	$(9,616)
(1) The following table presents the reconciliation of total segment loss before income taxes to consolidated loss before income taxes for the periods presented (in thousands, unaudited):

	Three Months Ended March 31,
	2020	2019
Total segment loss before income taxes	$(152,610)	$(66,273)
Corporate interest expense	(29,282)	(12,607)
Corporate other income	9,391	8,855
Consolidated loss before income taxes	$(172,501)	$(70,025)

Key Metrics
The following table sets forth our key metrics for each of the periods presented (in millions, except number of homes sold, unaudited):

	Three Months Ended March 31,		2019 to 2020 % Change
	2020	2019

Visits (1)	2,117.6	2,019.8	5%
Average Monthly Unique Users (2)	192.5	181.1	6%
Number of Homes Sold	2,394	414	478%
(1)Visits includes visits to the Zillow, Trulia and StreetEasy mobile apps and websites. We measure Zillow and StreetEasy visits with Google Analytics and Trulia visits with Adobe Analytics.
(2)Zillow, StreetEasy, HotPads and Naked Apartments measure unique users with Google Analytics, and Trulia measures unique users with Adobe Analytics.

Non-GAAP Average Return on Homes Sold After Interest Expense
To provide investors with additional information regarding our Zillow Offers financial results, this Exhibit includes a calculation of Average Return on Homes Sold After Interest Expense, which is a non-GAAP financial measure. We have provided a reconciliation of Average Return on Homes Sold After Interest Expense to the most directly comparable GAAP financial measure, which is average gross profit per home for the Zillow Offers business.
We believe that Average Return on Homes Sold After Interest Expense is a useful financial measure to investors as it is one of the primary measures used by management in making investment decisions, measuring unit level economics and evaluating operating performance for the Zillow Offers business. The measure is intended to convey the unit level economics of homes sold during the period by presenting the average revenue and associated expenses directly attributed to the homes sold. We believe this average per unit measure facilitates meaningful period over period comparisons notwithstanding variability in the number of homes sold during a period and indicates ability to generate average returns on assets sold after considering home purchase costs, renovation costs, holding costs and selling costs.
We calculate the average return on homes sold after interest expense as revenue associated with homes sold during the period less direct costs attributable to those homes divided by the number of homes sold during the period. Specifically, direct costs include, with respect to each home sold during the period (1) home acquisition and renovation costs, which in turn include certain labor costs directly associated with these activities; (2) holding and selling costs; and (3) interest costs incurred.
Included in direct holding and interest expense amounts for the periods presented are holding and interest costs recorded as period expenses in prior periods associated with homes sold in the presented period, which are not calculated in accordance with, or as an alternative for, GAAP and should not be considered in isolation or as a substitute for results reported under GAAP. Excluded from certain of these direct cost amounts are costs recorded in the presented period related to homes that remain in inventory at the end of the period, as shown in the tables below. We make these period adjustments because we believe presenting Average Return on Homes Sold After Interest Expense in this manner provides a focused view on a subset of our assets - homes sold during the period - and reflecting costs associated with those homes sold from the time we acquire to the time we sell the home, which may be useful to investors.
Average Return on Homes Sold After Interest Expense is intended to illustrate the performance of homes sold during the period and is not intended to be a segment or company performance metric. Average Return on Homes Sold After Interest Expense is a

supplemental measure of operating performance for a subset of assets and has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are:
•Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and Average Return on Homes Sold After Interest Expense does not reflect capital expenditure requirements for such replacements or for new capital expenditure requirements;
•Average Return on Homes Sold After Interest Expense does not consider the potentially dilutive impact of share-based compensation;
•Average Return on Homes Sold After Interest Expense does not include period costs that were not eligible for inventory capitalization associated with homes held in inventory at the end of the period;
•Average Return on Homes Sold After Interest Expense does not reflect indirect expenses included in cost of revenue, sales and marketing, technology and development, or general and administrative expenses, some of which are recurring cash expenditures necessary to operate the business; and
•Average Return on Homes Sold After Interest Expense does not reflect income taxes.

On a GAAP basis, Zillow Offers average gross profit per home was $16,113 and $14,621, respectively, for the three months ended March 31, 2020 and 2019.

The following table presents the total return on homes sold after interest expense and the Average Return on Homes Sold After Interest Expense for the periods presented (unaudited):

	Three Months Ended March 31, 2020		Three Months Ended March 31, 2019
	Total	Average Per Home	Total	Average Per Home
Homes sold	2,394		414
Zillow Offers revenue	$769,112,000	$321,266	$128,472,000	$310,319
Operating costs:
Home acquisition costs (1)	689,654,000	288,076	116,709,000	281,906
Renovation costs (1)	36,591,000	15,284	4,681,000	11,307
Holding costs (1)(2)	9,618,000	4,018	1,238,000	2,990
Selling costs	32,913,000	13,748	5,542,000	13,386
Total operating costs	768,776,000	321,126	128,170,000	309,589
Interest expense (1)(2)	11,056,000	4,618	1,655,000	3,998
Return on homes sold after interest expense	$(10,720,000)	$(4,478)	$(1,353,000)	$(3,268)
(1) Amount excludes expenses incurred during the period that are not related to homes sold during the period.
(2) Holding costs and interest expense include $5.2 million and $6.6 million, respectively, of costs incurred in prior periods associated with homes sold in the first quarter of 2020 and $0.6 million and $0.6 million, respectively, of costs incurred in prior periods associated with homes sold in the first quarter of 2019.

The calculation of Average Return on Homes Sold After Interest Expense includes only those expenses directly attributed to the homes sold during the period. To arrive at return on homes sold after interest expense, the Company deducts from Zillow Offers gross profit (1) holding costs incurred in the presented period and prior periods for homes sold during the presented period that are included in sales and marketing expense, (2) selling costs incurred in the presented period for homes sold during the presented period that are included in sales and marketing expense and (3) interest expense incurred in the presented period and prior periods for homes sold during the presented period. The Company adds to Zillow Offers gross profit (1) inventory valuation adjustments recorded during the presented period associated with homes that remain in inventory at period end, net of inventory valuation adjustments recorded in prior periods related to homes sold in the presented period, and indirect expenses included in cost of revenue and (2) share-based compensation expense and depreciation and amortization expense included in cost of revenue. The following table presents the calculation of Zillow Offers average gross profit per home and Average Return on Homes Sold After Interest Expense and a reconciliation of return on homes sold after interest expense to Zillow Offers gross profit for the periods presented (unaudited):

	Three Months Ended March 31,
Calculation of Average Gross Profit per Home	2020	2019
Zillow Offers revenue	$769,112,000	$128,472,000
Zillow Offers cost of revenue	730,537,000	122,419,000
Zillow Offers gross profit	$38,575,000	$6,053,000
Homes sold	2,394	414
Average Zillow Offers gross profit per home	$16,113	$14,621
Reconciliation of Non-GAAP Measure to Nearest GAAP Measure
Zillow Offers gross profit	$38,575,000	$6,053,000
Holding costs included in sales and marketing (1)	(9,618,000)	(1,238,000)
Selling costs included in sales and marketing (2)	(32,913,000)	(5,542,000)
Interest expense (3)	(11,056,000)	(1,655,000)
Direct and indirect expenses included in cost of revenue (4)	3,830,000	922,000
Share-based compensation expense and depreciation and amortization expense included in cost of revenue	462,000	107,000
Return on homes sold after interest expense	$(10,720,000)	$(1,353,000)
Homes sold	2,394	414
Average return on homes sold after interest expense	$(4,478)	$(3,268)
(1) Amount represents holding costs incurred related to homes sold in the presented period that were not eligible for inventory capitalization and were therefore expensed as period costs in the presented period and prior periods. These costs primarily include homeowners association dues, property taxes, insurance, utilities, and cleaning and maintenance costs incurred during the time a home is held for sale after the renovation period is complete. On a GAAP basis, the Company incurred a total of $5.3 million and $2.3 million of holding costs included in sales and marketing expense for the three months ended March 31, 2020 and 2019, respectively.
(2) Amount represents selling costs incurred related to homes sold in the presented period that were not eligible for inventory capitalization and were therefore expensed as period costs in the presented period. These costs primarily include agent commissions paid upon the sale of a home.
(3) Amount represents interest expense incurred related to homes sold in the presented period that was not eligible for inventory capitalization and was therefore expensed as a period cost in the presented period and prior periods.
(4) Amount includes inventory valuation adjustments recorded during the period associated with homes that remain in inventory at period end, net of inventory valuation adjustments recorded in prior periods related to homes sold in the presented period, as well as corporate costs allocated to Zillow Offers such as headcount expenses and hosting-related costs related to the operation of our website.